UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

         Date of Report (Date of earliest event reported): June 21, 2005

                          VISION GLOBAL SOLUTIONS INC.
             (Exact name of registrant as specified in its charter)

        Nevada                       1040                      Applied For
       (State of                (Primary Standard          (IRS Employer ID No.)
     Incorporation)           Classification Code)

                          Vision Global Solutions Inc.

           455 Notre Dame Street East Montreal, Quebec, Canada H2Y 1C9

        (Address of principal executive offices)             (Zip Code)
       Registrant's telephone number, including area code: (514) 846-1166
                                                           --------------

          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174

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Item 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a) Effective on June 21, 2005, the Registrant dismissed Malone & Bailey, PC by declining to renew the engagement of Malone & Bailey, PC as the independent accountant engaged to audit the financial statements of the Registrant and engaged Jewett, Schwarz & Associates as its new independent registered public accounting firm for fiscal year ending March 31, 2005.

Malone & Bailey, PC performed the audit of the Registrant's financial statements for year ending March 31, 2004. During this period and the subsequent interim period prior to the Registrant declining to renew their engagement, there were no disagreements with Malone & Bailey, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Malone & Bailey, PC's satisfaction would have caused Malone & Bailey, PC to make reference to this subject matter of the disagreements in connection with Malone & Bailey, PC `s report, nor were there any "reportable events" as such term is defined in Item 304(a)(3) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended.

The Registrant determined that, although the registrant was very satisfied with the quality of the audits prepared by Malone & Bailey, PC, a new independent certified public accountant would be in the best interests of the shareholders of the Registrant. The decision to not to renew the engagement with Malone & Bailey, PC was approved by the Registrant's Board of Directors.

The audit reports of Malone & Bailey, PC for the Registrant's year ending on March 31, 2004 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, other than the uncertainty that the Registrant might not be able to operate as a going concern.

The Registrant has requested Malone & Bailey, PC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

      (b) Effective on June 21, 2005 the Registrant has engaged Jewett, Schwarz & Associates as the new principal accountant to audit its financial statements. The decision to engage Jewett, Schwarz & Associates was approved by the Registrant's Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.   Description

16.1 Letter from Malone & Bailey, PC to the Securities and Exchange Commission, dated June 23, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VISION GLOBAL SOLUTIONS INC.


Dated:  July 8, 2005                    By: /s/ JEAN-PAUL OUELLETTE
                                        ----------------------------------------
                                                JEAN-PAUL OUELLETTE
                                                Chief Executive Officer